UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 18, 2015

PRA Group, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-50058	75-3078675
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

120 Corporate Boulevard, Norfolk, Virginia		23502
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	888-772-7326
Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On May 18, 2015, the Board of Directors (the “Board”) of PRA Group, Inc. (the “Company”) authorized an amendment  of the Company’s Bylaws, effective immediately, to remove provisions in Section 9.1 providing for the shifting of litigation expenses in intra-company litigation, to the fullest extent permitted by law, to an unsuccessful plaintiff who does not obtain a judgment on the merits that substantially achieves, in substance and amount, the full remedy sought (the “Fee-Shifting Bylaw”). As previously disclosed on a Current Report on Form 8-K, the Fee-Shifting Bylaw had previously been adopted by the Board on July 28, 2014.
The above description is qualified in its entirety by reference to the text of the Bylaws, as amended and restated, filed as Exhibit 3.1 to this Current Report on Form 8-K.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits
Exhibit 3.1 The Company’s Amended and Restated Bylaws effective as of May 21, 2015.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRA Group, Inc.

May 22, 2015	By:	/s/ Keven P. Stevenson
Name: Kevin P. Stevenson
Title: EVP/CFO